EXHIBIT 32


                                  CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

         (A)      I have reviewed the Quarterly Report on Form 10-Q(i);

         (B)      To the best of my knowledge this Quarterly Report on Form 10-Q
                  (i) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934(U.S.C. 78m(a) or 78o(d)); and, (ii) the information contained in this Report fairly present, in all material respects, the financial condition and results of operations of Tengasco, Inc. and its Subsidiaries during the period covered by this report.


Dated: August 14, 2003



                                                   s/ Richard T. Williams
                                                   -----------------------------
                                                      Richard T. Williams
                                                      Chief Executive Officer

EXHIBIT 32



                                  CERTIFICATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 I hereby certify that:

         (C)      I have reviewed the Quarterly Report on Form 10-Q(i);

         (B)      To the best of my knowledge this Quarterly Report on Form 10-Q
                  (i) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934(U.S.C. 78m(a) or 78o(d)); and, (ii) the information contained in this Report fairly present, in all material respects, the financial condition and results of operations of Tengasco, Inc. and its Subsidiaries during the period covered by this report.


Dated: August 14, 2003




                                                   s/ Mark A. Ruth
                                                   ----------------------------
                                                      Mark A. Ruth
                                                      Chief Financial Officer